                                                                   Exhibit 10.19


                        FIRST LOAN MODIFICATION AGREEMENT

         THIS FIRST LOAN MODIFICATION AGREEMENT IS ENTERED INTO AS OF NOVEMBER 22, 1999, BY AND BETWEEN HOTJOBS.COM, LTD., A DELAWARE CORPORATION WITH ITS CHIEF EXECUTIVE OFFICE LOCATED AT 24 WEST 40TH STREET, 14TH FLOOR, NEW YORK, NEW YORK 10018 ("BORROWER") AND SILICON VALLEY BANK, A CALIFORNIA-CHARTERED BANK ("BANK"), WITH ITS PRINCIPAL PLACE OF BUSINESS AT 3003 TASMAN DRIVE, SANTA CLARA, CA 95054 AND WITH A LOAN PRODUCTION OFFICE LOCATED AT WELLESLEY OFFICE PARK, 40 WILLIAM STREET, SUITE 350, WELLESLEY, MA 02481, DOING BUSINESS UNDER THE NAME "SILICON VALLEY EAST".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated September 16, 1999, evidenced by, among other documents, a certain Loan and Security Agreement dated as of September 16, 1999 between Borrower and Bank ("Loan Agreement"). The Loan Agreement established in favor of the Borrower: (i) a working capital line of credit in the maximum principal amount of Four Million Dollars ($4,000,000.00) (the "Committed Revolving Line"), and (ii) an equipment line of credit in the maximum principal amount of One Million Dollars ($1,000,000.00) (the "Committed Equipment Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         1.   MODIFICATION(S) TO LOAN AGREEMENT.

              1. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (a) of Section 2.1.1 entitled "Revolving Advances":

                   "(a) Bank will make Advances not exceeding the Committed Revolving Line or the Borrowing Base, whichever is less. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

              and inserting in lieu thereof the following:

                   "(a) Bank will make Advances not exceeding: (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the Letter of Credit Exposure. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

              2. The Loan Agreement shall be amended by incorporating immediately after Section 2.1.2 thereof the following new section entitled "Letters of Credit":

                   "2.1.3 LETTERS OF CREDIT.

                   (a) Bank shall issue from time to time one or more Letters of Credit for Borrower's account not exceeding: (i) the Committed Revolving


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                   Line or the Borrowing Base, whichever is less, minus (ii) the outstanding principal balance of the Advances, PROVIDED that the Letter of Credit Exposure shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00). Each Letter of Credit shall expire no later than 180 days after the Revolving Maturity Date provided Borrower's Letter of Credit reimbursement obligation is secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions acceptable to the Bank.

                   (b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit, other than as a result of the Bank's gross negligence or willful misconduct.

                   (c) Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                   (d) Upon the issuance of any Letter of Credit payable in a currency other than United States Dollars, Bank shall create a reserve (the "Letter of Credit Reserve") under the Committed Revolving Line for letters of credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such Letter of Credit remains outstanding."

              3. The Loan Agreement shall be amended by deleting the following text appearing as Section 2.2 thereof entitled
                   "Overadvances":

                   "2.2 OVERADVANCES. Notwithstanding the Equipment Advances, if Borrower's Obligations under Section 2.1.1 exceed the lesser of the Committed Revolving Line or the Borrowing Base, Borrower must pay in cash to Bank the excess within one (1) Business Day after receiving notice from Bank."

              and inserting in lieu thereof the following:


                                       2-

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                   "2.2 OVERADVANCES. Notwithstanding the Equipment Advances, if
                   Borrower's Obligations under Section 2.1.1 exceed: (i) the Committed Revolving Line or the Borrowing Base, whichever is less, MINUS (ii) the Letters of Credit Exposure, Borrower must pay in cash to Bank the excess within one (1) Business Day after receiving notice from Bank."

              4.   The Loan Agreement shall be amended by incorporating into
                   Section 9.1 entitled "Rights and Remedies" the following text to appear immediately after paragraph (g) thereof:

                   "(h) Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit."

              5. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                   ""Credit Extension" is each Advance, Equipment Advance, or any other extension of credit by Bank for Borrower's benefit."

              and inserting in lieu thereof the following:

                   ""Credit Extension" is each Advance, Equipment Advance, Letter of Credit, or any other extension of credit by Bank for Borrower's benefit."

              6.   The Loan Agreement shall be amended by incorporating into
                   Section 13.1 the following definitions:

                   "Letter of Credit" is a letter of credit (including, without limitation, irrevocable, documentary and standby letters of credit) or similar undertaking issued by Bank pursuant to
                   Section 2.1.3.

                   "Letter of Credit Reserve" has the meaning set forth in
                   Section 2.1.3.

                   "Letter of Credit Exposure" is, at any date, the sum of (a) the aggregate face amount of all drafts that may then or thereafter be presented by beneficiaries pursuant to issued but undrawn Letters of Credit, plus (b) the aggregate face amount of all drafts that the Bank has accepted under Letters of Credit but has not been reimbursed by the Borrower.

              7. The Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Negative Pledge Agreement dated as of September 16, 1999 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.


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              8.   The Schedule of Permitted Indebtedness attached to the Loan
                   Agreement is hereby amended and restated with the Schedule of Permitted Indebtedness attached hereto as EXHIBIT C.

              9. The Borrowing Base Certificate appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Borrowing Base Certificate attached as EXHIBIT A hereto.


              10. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT B hereto.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

6. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

8. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).


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         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


BORROWER:                         BANK:

HOTJOBS.COM, LTD.                 SILICON VALLEY BANK, doing
                                  business as SILICON VALLEY EAST

By: /s/ Stephen W. Ellis          By: /s/ Pamela Braren
   ---------------------------       ------------------------------
Name: Stephen W. Ellis            Name: Pamela Braren
     -------------------------         ----------------------------
Title: CFO                        Title: AVP
      ------------------------          ---------------------------


                                  SILICON VALLEY BANK

                                  By: /s/ Maggie Garcia
                                     ------------------------------

                                  Name: Maggie Garcia
                                       ----------------------------

                                  Title: Loan Documentation Officer
                                        ----------------------------
                                        (signed in Santa Clara County,
                                         California)


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


                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE

Borrower:  HOTJOBS.COM, LTD.           Bank:  Silicon Valley Bank

Commitment Amount: $4,000,000.00

ACCOUNTS RECEIVABLE

    1)   Accounts Receivable Book Value as of           $
                                              --------   -----------------------

    2)   Additions (please explain on reverse)          $
                                                         -----------------------

    3)   TOTAL ACCOUNTS RECEIVABLE                      $
                                                         -----------------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

    4)   Amounts over 90 days due                       $
                                                         -----------------------

    5)   Balance of 50% over 90 day accounts            $
                                                         -----------------------

    6)   Concentration Limits                           $
                                                         -----------------------

    7)   Credit balances over 90 days                   $
                                                         -----------------------

    8)   Foreign Accounts                               $
                                                         -----------------------

    9)   Governmental Accounts                          $
                                                         -----------------------

   10)   Contra Accounts                                $
                                                         -----------------------

   11)   Promotion or Demo Accounts                     $
                                                         -----------------------

   12)   Intercompany/Employee Accounts                 $
                                                         -----------------------

   13)   Other (please explain on reverse)              $
                                                         -----------------------

   14)   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS           $
                                                         -----------------------

   15)   Eligible Accounts (#3 minus #14)               $
                                                         -----------------------

   16)   LOAN VALUE OF ACCOUNTS (80.0% of #15)          $
                                                         -----------------------

BALANCES

   17)   Maximum Loan Amount                            $
                                                         -----------------------

   18)   Total Funds Available (Lesser of #17 or #16)   $
                                                         -----------------------

   19)   Present balance owing on Line of Credit        $
                                                         -----------------------

   20)   Outstanding under Sublimits (LofC)*            $

   21)   RESERVE POSITION (#18 minus #19 and #20)       $
                                                         -----------------------

   *In accordance with the terms of the Loan and Security Agreement, as amended

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.


COMMENTS:


---------------------------                       ------------------------------
                                                  ------------------------------
                                                           BANK USE ONLY
                                                  ------------------------------
                                                  RECEIVED BY:
                                                  ------------------------------
                                                  DATE:
                                                  ------------------------------
                                                  REVIEWED BY:
                                                  ------------------------------
                                                  COMPLIANCE STATUS:  YES / NO
                                                  ------------------------------
                                                  ------------------------------


By:
   ------------------------
     Authorized Signer


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


                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE

TO:           SILICON VALLEY BANK

FROM:         HOTJOBS.COM, LTD.

         The undersigned authorized officer of HOTJOBS.COM, LTD. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _____________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

         PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


         REPORTING COVENANT                   REQUIRED                          COMPLIES
         ------------------                   --------                          --------
         Financial statements & CC    Monthly within 25 days (if not
                                      borrowing, quarterly
                                      w/in 25 days subsequent to IPO)          Yes      No

         Annual (CPA Audited)         FYE within 90 days                       Yes      No

         10-Q, 10-K and 8-K           W/in 5 days after filing with SEC        Yes      No

         BBC & A/R Agings             Monthly within 25 days when borrowing    Yes      No



         FINANCIAL COVENANT                     REQUIRED          ACTUAL        COMPLIES
         ------------------                     --------          ------        --------
         Maintain:

         Minimum Adjusted Quick Ratio*          1.25:1.0                       Yes      No
         Minimum  Tangible Net Worth**            ***             $            Yes      No



* Tested monthly (except that subsequent to an IPO, when not borrowing, tested quarterly)

**   Tested monthly, changing to quarterly after IPO

***  See Section 6.7 of Loan Agreement



                                                  ------------------------------
                                                  ------------------------------
                                                           BANK USE ONLY
                                                  ------------------------------
                                                  RECEIVED BY:
                                                  ------------------------------
                                                  DATE:
                                                  ------------------------------
                                                  REVIEWED BY:
                                                  ------------------------------
                                                  COMPLIANCE STATUS:  YES / NO
                                                  ------------------------------
                                                  ------------------------------


COMMENTS REGARDING EXCEPTIONS:

Sincerely,

                             Date:
-------------------------         ------------------
SIGNATURE


------------------------
TITLE


                                       7-

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                                    EXHIBIT C
                       SCHEDULE OF PERMITTED INDEBTEDNESS

Indebtedness of the Borrower from its Directors and Officers Indemnity Insurance Policy effective from July 20, 1999 to July 20, 2001 at a cash price of $601,247.00, of which $480,998.00 was financed by the Borrower pursuant to a Commercial Insurance Premium Finance and Security Agreement with Cananwill, Inc.





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